SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                      ____________________


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): May 16, 1997





                    HALTER MARINE GROUP, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                 001-12159           75-2656828
(State or other            (Commission       (I.R.S. Employer
jurisdiction of            File Number)      Identification No.)
incorporation)




13085 Industrial Seaway Road, Gulfport, Mississippi      39503
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (601)896-0029




                        (Not Applicable)
  (Former name or former address, if changed since last report)

            INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.  Acquisition or Disposition of Assets.

     On April 4, 1997, Halter Marine, Inc., a wholly owned subsidiary of the Registrant, purchased fifty-one percent of the issued and outstanding capital stock of Maritime Holdings, Inc., a Delaware corporation ("MHI"), of which the primary asset of MHI is eighty percent of the issued and outstanding capital stock of Texas Drydock, Inc., a Texas corporation ("Texas Drydock"). Simultaneously, Halter Marine, Inc. purchased fifty-one percent of the other twenty percent of the issued and outstanding capital stock of Texas Drydock. At the same time Halter Marine, Inc. obtained options to acquire the remaining forty-nine percent of the MHI stock and the remaining forty-nine percent of the other twenty percent of the Texas Drydock stock.

     On May 16, 1997, Halter Marine, Inc. purchased the remaining forty-nine (49%) of the issued and outstanding stock of MHI from Messrs. Thomas C. Weller, Jr., Ronald J. Stevens and Rick S. Rees for $21,600,000 and the remaining forty-nine percent (49%) of the other twenty percent (20%) of Texas Drydock (the name of which has been changed to TDI-Halter, Inc.) from Mr. Don O. Covington for $5,400,000. Halter Marine, Inc. executed its promissory notes payable to or for the benefit of the Sellers bearing interest at, seven and one-tenth percent (7.1%) per annum, both principal and interest due January 15, 1998, in payment of the purchase price. Mr. Rick S. Rees, Executive Vice President and director of the Registrant, was a recipient of one of the notes in the principal amount of $4,070,942 and has a 15.18% interest in the $1,000,000 note delivered to the escrow agent.

     TDI-Halter, Inc. is engaged in marine repair and manufacturing of offshore drilling and workover units, operating six shipyards in southeast Texas. Halter intends to continue and expand the operations of TDI-Halter, Inc.

Item 7.  Financial Statements and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)  Financial Statements of Business Acquired.

                 [To be supplied by amendment.]

(b)  Pro Forma Financial Information.

                 [To be supplied by amendment.]

(c)  Exhibits.


     99.9 Amendment No. 2 to Stock Purchase Agreement by and among Thomas C. Weller, Jr., Ronald J. Stevens, Rick

               S. Rees, Don O. Covington and Halter Marine,
               Inc., dated May 15, 1997

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              HALTER MARINE GROUP, INC.
                              (Registrant)


                              By:  /s/ John Dane, III
                                   John Dane, III
                                   Chairman, President and
                                   Chief Executive Officer


Date: May 30, 1997

                         EXHIBIT INDEX
    Exhibit
    Number     Description of Exhibits


     99.9 Amendment No. 2 to Stock Purchase Agreement by and among Thomas C. Weller, Jr., Ronald J. Stevens, Rick
               S. Rees, Don O. Covington and Halter Marine, Inc., dated May 15, 1997

                      AMENDMENT NO. 2 TO
                    STOCK PURCHASE AGREEMENT


     THIS AMENDMENT NO. 2 ("Amendment No. 2"), dated this 15th day of May, 1997, amends the STOCK PURCHASE AGREEMENT dated as of February 14, 1997, as amended by AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT dated as of April 4, 1997, (as amended, the "Agreement") by and among THOMAS C. WELLER, JR., RONALD J. STEVENS, RICK S. REES and DON O. COVINGTON as Sellers and HALTER MARINE, INC. as Purchaser,

                      W I T N E S S E T H:


     WHEREAS, Article 12 of the Agreement grants to Purchaser an irrevocable option to purchase from the MHI Sellers the MHI Option Shares and an option to purchase from the Texas Drydock Seller the Texas Drydock Option Shares (collectively, the "Purchase Option") exercisable no earlier than twelve (12) months after the Closing Date and no later than twenty-four (24) months after the Closing Date, at the Purchase Option Total Exercise Price to be determined by negotiations but not less than Twenty Million Five Hundred Eighty Thousand Dollars ($20,580,000.00) and not exceeding Thirty Million Dollars ($30,000,000.00); and

     WHEREAS, the parties desire to amend the Agreement to provide
(a) that the Purchase Option Total Exercise Price shall be Twenty-Seven Million Dollars ($27,000,000.00) payable as provided herein, and (b) that the time of exercise of the options shall be at any time on or before twenty-four (24) months after the Closing Date; and

     WHEREAS, Purchaser desires to exercise the Purchase Option and the parties desire to provide for the Purchase Option Closing upon such exercise;

     NOW, THEREFORE, the parties do hereby agree as follows:

                               1.

     Capitalized terms used in this Amendment No. 2 shall have the same meanings as set forth in the Agreement, unless otherwise specifically defined herein or the context shall clearly indicate otherwise.

                               2.

     Section 12.5 of the Agreement is hereby amended to read in its entirety as follows:

          "12.5 Purchase Option Total Exercise Price. The total consideration (the "Purchase Option Total Exercise Price") to be paid by Purchaser upon exercise of the options granted to Purchaser to purchase the MHI Option Shares and the Texas Drydock Option Shares shall be Twenty-Seven Million Dollars ($27,000,000.00)" which shall be payable by Purchaser's execution and delivery of five promissory notes (the "Promissory Notes"), each dated the Purchase Option Closing Date, substantially in the form of Exhibits 1 through 5 attached hereto.

                               3.

     Section 12.6 of the Agreement is amended to read in its entirety as follows:

          "12.6 Time of Exercise of Purchase Options. The options granted to Purchaser to purchase the MHI Option Shares and the Texas Drydock Option Shares must be exercised at the same time and may not be separately exercised and shall be exercised, if at all, at any time after the Closing Date and no later than twenty-four (24) months after the Closing Date. Time is of the essence hereof."

                               4.

     Purchaser hereby exercises the Purchase Option for the Purchase Option Total Exercise Price. It is understood and agreed by and among the parties that notwithstanding the provisions of
Section 12.7 of the Agreement regarding the Notice of Exercise, this Amendment No. 2 is hereby substituted for, and shall serve as, the Purchaser's Notice of Exercise as defined in Section 12.7 of the Agreement.

                               5.

     It is further understood and agreed by and among the parties that notwithstanding the provisions of Section 12.7 and Section
12.8 of the Agreement regarding the Purchase Option Closing Date and the Purchase Option Closing, the place for the Purchase Option Closing shall be the offices of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., 201 St. Charles Avenue, New Orleans, Louisiana 70170-5100 and that the date for the Purchase Option Closing Date shall be May 15, 1997, or at such other date, time or place as the parties may agree.

                               6.
     Section 12.9 of the Agreement is amended to read in its entirety as follows:

          "12.9 Deliveries at Purchase Option Closing. At the Purchase Option Closing:

         (a) The Purchaser will execute and deliver to the Escrow Agent and the Sellers the Promissory Notes bearing their respective names as Payees.

          (b) The Escrow Agent will deliver to the Purchaser the certificates representing the MHI Option Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Purchaser and the certificates representing the Texas Drydock Option Shares, duly endorsed (or accompanied by duly executed stock powers), for transfer to Purchaser, that have been deposited with the Escrow Agent."

                               7.

     It is also understood and agreed by and among the parties that the provisions of Article 17 of the Agreement, which provide for meetings of the stockholders and Boards of Directors of MHI, Texas Drydock and TDI International, Ltd., are hereby deleted in their entirety.

                               8.

     This Amendment No. 2 is subject to the receipt by Halter Marine Group, Inc., the parent company of Purchaser, of a waiver or other approval from its lending banks, of which Whitney National Bank is the lead lender, that this Amendment No. 2 and the consummation of the transactions hereby, including particularly the execution and delivery of the Promissory Notes, will not be deemed a violation or default of the loan documents. If such waiver or other approval is not received by Halter Marine Group, Inc. on or before the Purchase Option Closing Date, this Amendment No. 2 shall be deemed null and void ab initio; no party shall have any liability or responsibility to or be liable for damages to any other party; and the Agreement and Escrow Agreement shall remain in full force and effect as if this Amendment No. 2 never existed.

                               9.

     The parties by their execution hereof reaffirm their intention to be bound by the terms, provisions and conditions of the Agreement, as amended by this Amendment No. 2.

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.


                                   SELLERS:

                                   /s/ Thomas C. Weller, Jr.
                                   THOMAS C. WELLER, JR.


                                   /s/ Ronald J. Stevens
                                   RONALD J. STEVENS


                                   /s/ Rick S. Rees
                                   RICK S. REES


                                   /s/ Don O. Covington
                                   DON O. COVINGTON


                                   PURCHASER:

                                   HALTER MARINE, INC.


                                   By:/s/ John Dane, III
                                        John Dane, III
                                        Chairman, President and
                                        Chief Executive Officer

                                                       Exhibit 1

                    PROMISSORY NOTE DUE 1998

$4,070,942.00                              New Orleans, Louisiana
                                                     May 15, 1997

     The undersigned unconditionally promises to pay to the order of Rick S. Rees, at 80 Tern St., New Orleans, LA 70124, or at such other location as is designated by the holder hereof, in lawful money of the United States of America, the principal amount of FOUR MILLION SEVENTY THOUSAND NINE HUNDRED FORTY-TWO AND NO/100 DOLLARS ($4,070,942.00), all of which shall be payable in full on January 15, 1998 (the "Maturity Date").

     The outstanding principal amount of this Note shall bear interest ("Ordinary Interest") from and including the date hereof until paid at the rate of SEVEN AND ONE TENTH PERCENT (7.1%) per annum. Interest shall be calculated on a 365 day per year basis and shall be payable on the Maturity Date.

     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in New Orleans, Louisiana, payment shall be made on the next business day.

     This Note is not subject to any right of offset or compensation in favor of the undersigned.

     Any amounts payable pursuant to this Note, whether principal or interest, which are not paid on the date due shall bear interest ("Default Interest") at a rate equal to twelve percent (12%) per annum from such due date until paid in full.

     All payments on this Note shall be applied first to attorneys' fees and other costs then accrued, if any; second, to the Default
Interest then accrued, if any; third, to Ordinary Interest then accrued, if any; and, finally, to the principal.

     This Note shall become immediately due and payable at the option of the holder hereof, without presentment or demand or any notice to the undersigned or any other person obligated hereon, upon (a) the undersigned's failure to pay principal or interest under this Note on or before the due date thereof, (b) the undersigned becoming subject to bankruptcy, receivership, liquidation, or other insolvency proceedings, whether voluntarily or involuntarily, whether under federal, state or foreign law or
(c) the undersigned making a general assignment for the benefit of its creditors or becoming unable to pay its bills as they become due in the regular course of its business.

     If this Note is collected by suit or through any bankruptcy court, or any judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection, then the undersigned unconditionally promises to pay all reasonable attorneys' fees and court costs associated with the enforcement of this Note.

     The undersigned and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, all pleas of division and discussion and all other notice, filing of suit and diligence in collecting this Note or enforcing any security herefor, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security herefor, and consent to any extensions or postponements of the time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves in solido for the payment hereof in principal, interest, costs and attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Louisiana, United States of America.

                              HALTER MARINE, INC.


                              By:
                                           John Dane, III
                                       Chairman, President and
                                       Chief Executive Officer

                                                       Exhibit 2

                    PROMISSORY NOTE DUE 1998

$11,772,076.00                             New Orleans, Louisiana
                                                     May 15, 1997

     The undersigned unconditionally promises to pay to the order of Thomas C. Weller, at 2595 Woodword Way, N.W., Atlanta, GA 30305, or at such other location as is designated by the holder hereof, in lawful money of the United States of America, the principal amount of ELEVEN MILLION SEVEN HUNDRED SEVENTY-TWO THOUSAND SEVENTY-SIX AND NO/100 DOLLARS ($11,772,076.00), all of which shall be payable in full on January 15, 1998 (the "Maturity Date").

     The outstanding principal amount of this Note shall bear interest ("Ordinary Interest") from and including the date hereof until paid at the rate of SEVEN AND ONE TENTH PERCENT (7.1%) per annum. Interest shall be calculated on a 365 day per year basis and shall be payable on the Maturity Date.

     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in New Orleans, Louisiana, payment shall be made on the next business day.

     This Note is not subject to any right of offset or compensation in favor of the undersigned.

     Any amounts payable pursuant to this Note, whether principal or interest, which are not paid on the date due shall bear interest ("Default Interest") at a rate equal to twelve percent (12%) per annum from such due date until paid in full.

     All payments on this Note shall be applied first to attorneys' fees and other costs then accrued, if any; second, to the Default
Interest then accrued, if any; third, to Ordinary Interest then accrued, if any; and, finally, to the principal.

     This Note shall become immediately due and payable at the option of the holder hereof, without presentment or demand or any notice to the undersigned or any other person obligated hereon, upon (a) the undersigned's failure to pay principal or interest under this Note on or before the due date thereof, (b) the undersigned becoming subject to bankruptcy, receivership, liquidation, or other insolvency proceedings, whether voluntarily or involuntarily, whether under federal, state or foreign law or
(c) the undersigned making a general assignment for the benefit of its creditors or becoming unable to pay its bills as they become due in the regular course of its business.

     If this Note is collected by suit or through any bankruptcy court, or any judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection, then the undersigned unconditionally promises to pay all reasonable attorneys' fees and court costs associated with the enforcement of this Note.

     The undersigned and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, all pleas of division and discussion and all other notice, filing of suit and diligence in collecting this Note or enforcing any security herefor, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security herefor, and consent to any extensions or postponements of the time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves in solido for the payment hereof in principal, interest, costs and attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Louisiana, United States of America.

                              HALTER MARINE, INC.


                              By:
                                           John Dane, III
                                       Chairman, President and
                                       Chief Executive Officer

                                                       Exhibit 3

                    PROMISSORY NOTE DUE 1998

$4,956,982.00                              New Orleans, Louisiana
                                                     May 15, 1997

     The undersigned unconditionally promises to pay to the order of Ronald J. Stevens, at 2009 Old Country Road, Daphne, AL 36526, or at such other location as is designated by the holder hereof, in lawful money of the United States of America, the principal amount of FOUR MILLION NINE HUNDRED FIFTY-SIX THOUSAND NINE HUNDRED EIGHTY-TWO AND NO/100 DOLLARS ($4,956,982.00), all of which shall be payable in full on January 15, 1998 (the "Maturity Date").

     The outstanding principal amount of this Note shall bear interest ("Ordinary Interest") from and including the date hereof until paid at the rate of SEVEN AND ONE TENTH PERCENT (7.1%) per annum. Interest shall be calculated on a 365 day per year basis and shall be payable on the Maturity Date.

     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in New Orleans, Louisiana, payment shall be made on the next business day.

     This Note is not subject to any right of offset or compensation in favor of the undersigned.

     Any amounts payable pursuant to this Note, whether principal or interest, which are not paid on the date due shall bear interest ("Default Interest") at a rate equal to twelve percent (12%) per annum from such due date until paid in full.

     All payments on this Note shall be applied first to attorneys' fees and other costs then accrued, if any; second, to the Default
Interest then accrued, if any; third, to Ordinary Interest then accrued, if any; and, finally, to the principal.

     This Note shall become immediately due and payable at the option of the holder hereof, without presentment or demand or any notice to the undersigned or any other person obligated hereon, upon (a) the undersigned's failure to pay principal or interest under this Note on or before the due date thereof, (b) the undersigned becoming subject to bankruptcy, receivership, liquidation, or other insolvency proceedings, whether voluntarily or involuntarily, whether under federal, state or foreign law or
(c) the undersigned making a general assignment for the benefit of its creditors or becoming unable to pay its bills as they become due in the regular course of its business.

     If this Note is collected by suit or through any bankruptcy court, or any judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection, then the undersigned unconditionally promises to pay all reasonable attorneys' fees and court costs associated with the enforcement of this Note.

     The undersigned and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, all pleas of division and discussion and all other notice, filing of suit and diligence in collecting this Note or enforcing any security herefor, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security herefor, and consent to any extensions or postponements of the time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves in solido for the payment hereof in principal, interest, costs and attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Louisiana, United States of America.

                              HALTER MARINE, INC.


                              By:
                                           John Dane, III
                                       Chairman, President and
                                       Chief Executive Officer

                                                       Exhibit 4

                    PROMISSORY NOTE DUE 1998

$5,200,000.00                              New Orleans, Louisiana
                                                     May 15, 1997

     The undersigned unconditionally promises to pay to the order of Don O. Covington, at 4322 Memorial Drive, Orange, TX 77632, or at such other location as is designated by the holder hereof, in lawful money of the United States of America, the principal amount of FIVE MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($5,200,000.00), all of which shall be payable in full on January 15, 1998 (the "Maturity Date").

     The outstanding principal amount of this Note shall bear interest ("Ordinary Interest") from and including the date hereof until paid at the rate of SEVEN AND ONE TENTH PERCENT (7.1%) per annum. Interest shall be calculated on a 365 day per year basis and shall be payable on the Maturity Date.

     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in New Orleans, Louisiana, payment shall be made on the next business day.

     This Note is not subject to any right of offset or compensation in favor of the undersigned.

     Any amounts payable pursuant to this Note, whether principal or interest, which are not paid on the date due shall bear interest ("Default Interest") at a rate equal to twelve percent (12%) per annum from such due date until paid in full.

     All payments on this Note shall be applied first to attorneys' fees and other costs then accrued, if any; second, to the Default
Interest then accrued, if any; third, to Ordinary Interest then accrued, if any; and, finally, to the principal.

     This Note shall become immediately due and payable at the option of the holder hereof, without presentment or demand or any notice to the undersigned or any other person obligated hereon, upon (a) the undersigned's failure to pay principal or interest under this Note on or before the due date thereof, (b) the undersigned becoming subject to bankruptcy, receivership, liquidation, or other insolvency proceedings, whether voluntarily or involuntarily, whether under federal, state or foreign law or
(c) the undersigned making a general assignment for the benefit of its creditors or becoming unable to pay its bills as they become due in the regular course of its business.

     If this Note is collected by suit or through any bankruptcy court, or any judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection, then the undersigned unconditionally promises to pay all reasonable attorneys' fees and court costs associated with the enforcement of this Note.

     The undersigned and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, all pleas of division and discussion and all other notice, filing of suit and diligence in collecting this Note or enforcing any security herefor, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security herefor, and consent to any extensions or postponements of the time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves in solido for the payment hereof in principal, interest, costs and attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Louisiana, United States of America.

                              HALTER MARINE, INC.


                              By:
                                           John Dane, III
                                       Chairman, President and
                                       Chief Executive Officer

                                                       Exhibit 5

                    PROMISSORY NOTE DUE 1998

$1,000,000.00                              New Orleans, Louisiana
                                                     May 15, 1997

     The undersigned unconditionally promises to pay to the order of Bank One, Louisiana, National Association, as escrow agent, at its offices at 200 Carondelet St., Suite 404, New Orleans, LA 70130, or at such other location as is designated by the holder hereof, in lawful money of the United States of America, the principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), all of which shall be payable in full on January 15, 1998 (the "Maturity Date").

     The outstanding principal amount of this Note shall bear interest ("Ordinary Interest") from and including the date hereof until paid at the rate of SEVEN AND ONE TENTH PERCENT (7.1%) per annum. Interest shall be calculated on a 365 day per year basis and shall be payable on the Maturity Date.

     If a payment of principal or interest falls due on a Saturday, Sunday, or any other day on which financial institutions are generally not open for business in New Orleans, Louisiana, payment shall be made on the next business day.

     This Note is not subject to any right of offset or compensation in favor of the undersigned.

     Any amounts payable pursuant to this Note, whether principal or interest, which are not paid on the date due shall bear interest ("Default Interest") at a rate equal to twelve percent (12%) per annum from such due date until paid in full.

     All payments on this Note shall be applied first to attorneys' fees and other costs then accrued, if any; second, to the Default
Interest then accrued, if any; third, to Ordinary Interest then accrued, if any; and, finally, to the principal.

     This Note shall become immediately due and payable at the option of the holder hereof, without presentment or demand or any notice to the undersigned or any other person obligated hereon, upon (a) the undersigned's failure to pay principal or interest under this Note on or before the due date thereof, (b) the undersigned becoming subject to bankruptcy, receivership, liquidation, or other insolvency proceedings, whether voluntarily or involuntarily, whether under federal, state or foreign law or
(c) the undersigned making a general assignment for the benefit of its creditors or becoming unable to pay its bills as they become due in the regular course of its business.

     If this Note is collected by suit or through any bankruptcy court, or any judicial proceedings, or if this Note is not paid at maturity, however such maturity may be brought about, and it is placed in the hands of an attorney for collection, then the undersigned unconditionally promises to pay all reasonable attorneys' fees and court costs associated with the enforcement of this Note.

     The undersigned and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of non-payment, protest, notice of protest, all pleas of division and discussion and all other notice, filing of suit and diligence in collecting this Note or enforcing any security herefor, and agree to any substitution, exchange or release of any of such security or the release of any party primarily or secondarily liable hereon and further agree that it will not be necessary for any holder hereof, in order to enforce payment of this Note, to first institute suit or exhaust its remedies against any maker or others liable herefor, or to enforce its rights against any security herefor, and consent to any extensions or postponements of the time of payment of this Note or any other indulgences with respect hereto, without notice thereof to any of them and hereby bind themselves in solido for the payment hereof in principal, interest, costs and attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Louisiana, United States of America.

                              HALTER MARINE, INC.


                              By:
                                           John Dane, III
                                       Chairman, President and
                                       Chief Executive Officer
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